Exhibit 10.29

SECOND AMENDMENT TO LEASE DOCUMENTS

THIS SECOND AMENDMENT TO LEASE DOCUMENTS (“Amendment”) is entered into on June 1, 2022 (“Effective Date”), by and among TRINCAP FUNDING, LLC, a Delaware limited liability company (as successor in interest to TRINITY CAPITAL INC., a Maryland corporation) (“Lessor”), and MOLEKULE, INC., a Delaware corporation (“Lessee”).

RECITALS

Lessor and Lessee are parties to that certain Master Lease Agreement dated June 19, 2020 and the First Amendment to Master Lease Agreement dated August 25, 2021, as it may be further amended or restated (the “Lease”), which incorporates by reference the Security Agreements and Schedules executed pursuant to the terms of the Lease, collectively referred to as the “Lease Documents”. The parties desire to further amend the Lease Documents in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.  Definitions; Interpretation. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

2.  Amendment to Lease Documents. Subject to Section 4 of this Amendment, the Lease Documents are amended as follows:

Notwithstanding anything in the Lease, including each of the Schedules, as of the date hereof the Rent and Final Payments provided for under Section 3(b) and Section 9 under each of (i) Schedule No. 1-1 dated June 19, 2020; (ii) Schedule No. 1-2 dated September 29, 2020; (iii) Schedule No. 1-3 dated December 18, 2020; and (iv) Schedule No. 1-4 dated August 25, 2021 are hereby amended to the Rent payment schedule reflected in Exhibit A hereof.

3.  Representations. Lessee represents and warrants to Lessor that (a) each of the representations and warranties contained in the Lease Documents is true and correct in all material respects on and as of the date hereof as though made at and as of such date, and (b) no Event of Default has occurred that is continuing.

4.  Conditions. As a condition to the effectiveness of this Amendment, Lessor shall have received, in form and substance satisfactory to Lessor in Lessor’s sole discretion, the following:

(a)  this Amendment;

(b)  payment of an amount equal to all Lessor expenses incurred through the date of this Amendment;

(c)  a warrant to purchase 257,135 shares of Series 1 Preferred Stock, $0.00001 par value per share, of the Company at an exercise price of $0.3889, dated as of the date hereof; and

(d)  such other documents, and completion of such other matters, as Lessor may reasonable deem necessary and request in writing prior to the date of this Amendment.

5. Miscellaneous.

(a)  No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Lease or any of the Lease Documents or constitute a course of conduct or dealing among the parties. The Lease Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms.

(b)  Integration. This Amendment constitutes a Lease Document, and together with the other Lease Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(c)  Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Receipt by facsimile or other electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(Signature page follows.)

IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed as of the date first above written.

“Trinity”		“Company”

TRINITY FUNDING, LLC		MOLEKULE, INC.
a Delaware limited liability company		a Delaware corporation

By:	/s/ Sarah Stanton	By:	/s/ Jonathan Harris
	Name: Sarah Stanton		Name: Jonathan Harris
	Title: Officer for the Managing Member		Title: Chief Executive Officer

EXHIBIT A